FOR IMMEDIATE RELEASE:
NVIDIA Announces Financial Results for Fourth Quarter and Fiscal 2020

SANTA CLARA, Calif.-Feb. 13, 2020- NVIDIA (NASDAQ: NVDA) today reported revenue for the fourth quarter ended Jan. 26, 2020, of $3.11 billion, up 41 percent from $2.21 billion a year earlier, and up 3 percent from $3.01 billion in the previous quarter.
GAAP earnings per diluted share for the quarter were $1.53, up 66 percent from $0.92 a year ago, and up 6 percent from $1.45 in the previous quarter. Non-GAAP earnings per diluted share were $1.89, up 136 percent from $0.80 a year earlier, and up 6 percent from $1.78 in the previous quarter.
For fiscal 2020, revenue was $10.92 billion, down 7 percent from $11.72 billion a year earlier. GAAP earnings per diluted share were $4.52, down 32 percent from $6.63 a year earlier. Non-GAAP earnings per diluted share were $5.79, down 13 percent from $6.64 a year earlier.
“Adoption of NVIDIA accelerated computing drove excellent results, with record data center revenue,” said Jensen Huang, founder and CEO of NVIDIA. “Our initiatives are achieving great success.
“NVIDIA RTX ray tracing is reinventing computer graphics, driving powerful adoption across gaming, VR and design markets, while opening new opportunities in rendering and cloud gaming. NVIDIA AI is enabling breakthroughs in language understanding, conversational AI and recommendation engines - the core algorithms that power the internet today. And new NVIDIA computing applications in 5G, genomics, robotics and autonomous vehicles enable us to continue important work that has great impact.
“We are well positioned for the greatest technology trends of our time,” he said.
NVIDIA will pay its next quarterly cash dividend of $0.16 per share on March 20, 2020, to all shareholders of record on Feb. 28, 2020.
Q4 Fiscal 2020 Summary

GAAP
($ in millions, except earnings per share)	Q4 FY20	Q3 FY20	Q4 FY19	Q/Q	Y/Y
Revenue	$3,105	$3,014	$2,205	Up 3%	Up 41%
Gross margin	64.9%	63.6%	54.7%	Up 130 bps	Up 1,020 bps
Operating expenses	$1,025	$989	$913	Up 4%	Up 12%
Operating income	$990	$927	$294	Up 7%	Up 237%
Net income	$950	$899	$567	Up 6%	Up 68%
Diluted earnings per share	$1.53	$1.45	$0.92	Up 6%	Up 66%

Non-GAAP
($ in millions, except earnings per share)	Q4 FY20	Q3 FY20	Q4 FY19	Q/Q	Y/Y
Revenue	$3,105	$3,014	$2,205	Up 3%	Up 41%
Gross margin	65.4%	64.1%	56.0%	Up 130 bps	Up 940 bps
Operating expenses	$810	$774	$755	Up 5%	Up 7%
Operating income	$1,220	$1,156	$479	Up 6%	Up 155%
Net income	$1,172	$1,103	$496	Up 6%	Up 136%
Diluted earnings per share	$1.89	$1.78	$0.80	Up 6%	Up 136%

Fiscal 2020 Summary

GAAP
($ in millions except earnings per share)	FY20	FY19	Y/Y
Revenue	$10,918	$11,716	Down 7%
Gross margin	62.0%	61.2%	Up 80 bps
Operating expenses	$3,922	$3,367	Up 16%
Operating income	$2,846	$3,804	Down 25%
Net income	$2,796	$4,141	Down 32%
Diluted earnings per share	$4.52	$6.63	Down 32%

Non-GAAP
($ in millions except earnings per share)	FY20	FY19	Y/Y
Revenue	$10,918	$11,716	Down 7%
Gross margin	62.5%	61.7%	Up 80 bps
Operating expenses	$3,086	$2,826	Up 9%
Operating income	$3,735	$4,407	Down 15%
Net income	$3,580	$4,143	Down 14%
Diluted earnings per share	$5.79	$6.64	Down 13%
NVIDIA’s outlook for the first quarter of fiscal 2021 does not include any contribution from the pending acquisition of Mellanox Technologies, Ltd. Discussions with China’s regulatory agency, the State Administration for Market Regulation, are progressing, and NVIDIA believes the acquisition will likely close in the early part of calendar 2020.
While the ultimate effect of the coronavirus is difficult to estimate, the company has reduced its revenue outlook for the first quarter of fiscal 2021 by $100 million to account for its potential impact.

•	Revenue is expected to be $3.00 billion, plus or minus 2 percent.

•	GAAP and non-GAAP gross margins are expected to be 65.0 percent and 65.4 percent, respectively, plus or minus 50 basis points.

•	GAAP and non-GAAP operating expenses are expected to be approximately $1.05 billion and $835 million, respectively.

•	GAAP and non-GAAP other income and expense are both expected to be income of approximately $25 million.

•
GAAP and non-GAAP tax rates are both expected to be 9 percent, plus or minus 1 percent, excluding any discrete items. GAAP discrete items include excess tax benefits or deficiencies related to stock-based compensation, which are expected to generate variability on a quarter by quarter basis.

Highlights
Since the end of the third quarter of fiscal 2020, NVIDIA has achieved progress in these areas:
Gaming

•	Grew momentum for ray tracing with the launch of such RTX-enabled games as Deliver Us The Moon, Wolfenstein: Youngblood and Bright Memory.

•
Brought its GeForce NOW™ cloud gaming service out of beta, opening up PC gaming to hundreds of millions of consumers who can now add a virtual GeForce® graphics card to their device and play games they own, as well as free-to-play games.

•	Brought its number of gaming laptops to a record 125 models, including the world’s first 14-inch GeForce RTX™ laptop, the ASUS ROG Zephyrus G14.

•
Continued to build G-SYNC® momentum at CES, with the launch of the ASUS ROG Swift 360, the world’s fastest monitor, with a 360Hz refresh rate; and with LG adopting G-SYNC in its new lineup of OLED TVs.

Data Center and Edge Computing

•	Unveiled the first scalable GPU-accelerated supercomputer in the cloud with Microsoft Azure, with access to up to 800 NVIDIA® V100 Tensor Core GPUs.

•	Announced that it is powering the world’s most powerful industrial supercomputer, HPC5, which has 7,280 NVIDIA V100 GPUs and is operated by Italian energy company Eni.

•	Announced that Alibaba’s and Baidu’s recommendation engines run on NVIDIA AI, boosting inference by orders of magnitude beyond CPUs.

•	Joined forces with AWS, using NVIDIA T4 Tensor Core GPUs to power AWS Outposts, bringing Amazon EC2 G4 instances to customers’ data centers.

•
Collaborated with Arm, Ampere Computing, Fujitsu and Marvell on a new reference design platform for GPU-accelerated Arm-based servers, and with Red Hat to bring GPU acceleration to Arm for HPC applications.

•	Introduced NVIDIA TensorRT™ 7, an inference software development kit, paving the way to smarter and faster conversational AI.

•
Unveiled NVIDIA Clara™ Federated Learning, a reference application that preserves patient privacy while improving global model accuracy, already in use by the American College of Radiology and UCLA Health.

•	Introduced Magnum IO, a software suite for data scientists and high performance computing researchers that is optimized to eliminate storage and input/output bottlenecks.

•	Released a new version of the NVIDIA Isaac™ software development kit, a unified robotic development platform to accelerate the development and testing of robots.

Professional Visualization

•	Brought RTX technology to new desktops and laptops from Acer and joined forces with Adobe to provide a complimentary three-month Adobe Creative Cloud membership with new RTX Studio purchases.

•	Introduced RTX capabilities to Autodesk’s Maya 2020, Dassault’s Catia 2020 and Siemens Ray-Trace Studio with the release of a new NVIDIA Quadro® Driver and NVIDIA Studio Driver.

•	Expanded the reach of RTX technology into Chaos Group’s V-Ray, Autodesk’s Arnold and Blender’s Cycles, enabling designers to create complex 3D visuals, accurate reflections and more.
Automotive

•	Announced DRIVE AGX Orin™, an advanced software-defined platform for autonomous vehicles capable of achieving 200 TOPS, nearly 7x that of the previous generation SoC.
CFO Commentary
Commentary on the quarter by Colette Kress, NVIDIA’s executive vice president and chief financial officer, is available at http://investor.nvidia.com/.
Conference Call and Webcast Information
NVIDIA will conduct a conference call with analysts and investors to discuss its fourth quarter and fiscal 2020 financial results and current financial prospects today at 2:30 p.m. Pacific time (5:30 p.m. Eastern time). A live webcast (listen-only mode) of the conference call will be accessible at NVIDIA’s investor relations website, http://investor.nvidia.com. The webcast will be recorded and available for replay until NVIDIA’s conference call to discuss its financial results for its first quarter of fiscal 2021.
Non-GAAP Measures
To supplement NVIDIA’s condensed consolidated financial statements presented in accordance with GAAP, the company uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP other income, non-GAAP income tax expense, non-GAAP net income, non-GAAP net income, or earnings, per diluted share, non-GAAP diluted shares, and free cash flow. In order for NVIDIA’s investors to be better able to compare its current results with those of previous periods, the company has shown a reconciliation of GAAP to non-GAAP financial measures. These reconciliations adjust the related GAAP financial measures to exclude stock-based compensation expense, legal settlement costs, acquisition-related and other costs, gains and losses from non-affiliated investments, interest expense related to amortization of debt discount, and the associated tax impact of these items, where applicable. Free cash flow is calculated as GAAP net cash provided by operating activities less purchase of property and equipment and intangible assets. NVIDIA believes the presentation of its non-GAAP financial measures enhances the user’s overall understanding of the company’s historical financial performance. The presentation of the company’s non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the company’s financial results prepared in accordance with GAAP, and the company’s non-GAAP measures may be different from non-GAAP measures used by other companies.
About NVIDIA
NVIDIA’s (NASDAQ: NVDA) invention of the GPU in 1999 sparked the growth of the PC gaming market, redefined modern computer graphics and revolutionized parallel computing. More recently, GPU deep learning ignited modern AI - the next era of computing - with the GPU acting as the brain of computers, robots and self-driving cars that can perceive and understand the world. More information at http://nvidianews.nvidia.com/.

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For further information, contact:

Simona Jankowski	Robert Sherbin
Investor Relations	Corporate Communications
NVIDIA Corporation	NVIDIA Corporation
sjankowski@nvidia.com	rsherbin@nvidia.com
Certain statements in this press release including, but not limited to, statements as to: our initiatives achieving great success; the impacts of NVIDIA RTX ray tracing, NVIDIA AI and new NVIDIA computing applications in 5G, genomics, robotics, and autonomous vehicles; NVIDIA’s positioning for the greatest technology trends of our time; NVIDIA’s next quarterly cash dividend; the status of the China regulatory approval process and the expected timing of closing of the Mellanox acquisition; the ultimate effect of the coronavirus; NVIDIA’s financial outlook for the first quarter of fiscal 2021; NVIDIA’s expected tax rates for the first quarter of fiscal 2021; NVIDIA’s expectation to generate variability from excess tax benefits or deficiencies; and the benefits and impact of: GeForce NOW, Alibaba’s and Baidu’s recommendation engines running on NVIDIA AI, NVIDIA TensorRT7, NVIDIA Clara Federated Learning, Magnum IO, the new version of the NVIDIA Isaac software development kit, expanding the reach of RTX technology into Chaos Group’s V-Ray, Autodesk’s Arnold and Blender’s Cycles, and DRIVE AGX Orin are forward-looking statements that are subject to risks and uncertainties that could cause results to be materially different than expectations. Important factors that could cause actual results to differ materially include: global economic conditions; our reliance on third parties to manufacture, assemble, package and test our products; the impact of technological development and competition; development of new products and technologies or enhancements to our existing product and technologies; market acceptance of our products or our partners’ products; design, manufacturing or software defects; changes in consumer preferences or demands; changes in industry standards and interfaces; unexpected loss of performance of our products or technologies when integrated into systems; as well as other factors detailed from time to time in the most recent reports NVIDIA files with the Securities and Exchange Commission, or SEC, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. Copies of reports filed with the SEC are posted on the company’s website and are available from NVIDIA without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, NVIDIA disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

© 2020 NVIDIA Corporation. All rights reserved. NVIDIA, the NVIDIA logo, GeForce, Quadro, DRIVE AGX Orin, GeForce NOW, GeForce RTX, G-SYNC, NVIDIA Clara, NVIDIA Isaac, NVIDIA RTX, and TensorRT are trademarks and/or registered trademarks of NVIDIA Corporation in the U.S. and/or other countries. Other company and product names may be trademarks of the respective companies with which they are associated. Features, pricing, availability, and specifications are subject to change without notice.

NVIDIA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	January 26,	January 27,	January 26,	January 27,
	2020	2019	2020	2019

Revenue	$3,105	$2,205	$10,918	$11,716
Cost of revenue	1,090	998	4,150	4,545
Gross profit	2,015	1,207	6,768	7,171
Operating expenses
Research and development	738	647	2,829	2,376
Sales, general and administrative	287	266	1,093	991
Total operating expenses	1,025	913	3,922	3,367
Income from operations	990	294	2,846	3,804
Interest income	41	42	178	136
Interest expense	(12)	(14)	(52)	(58)
Other, net	(3)	2	(2)	14
Total other income	26	30	124	92
Income before income tax	1,016	324	2,970	3,896
Income tax expense (benefit)	66	(243)	174	(245)
Net income	$950	$567	$2,796	$4,141

Net income per share:
Basic	$1.55	$0.93	$4.59	$6.81
Diluted	$1.53	$0.92	$4.52	$6.63

Weighted average shares used in per share computation:
Basic	612	609	609	608
Diluted	621	619	618	625

NVIDIA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)
(Unaudited)

	January 26,	January 27,
	2020	2019
ASSETS

Current assets:
Cash, cash equivalents and marketable securities	$10,897	$7,422
Accounts receivable, net	1,657	1,424
Inventories	979	1,575
Prepaid expenses and other current assets	157	136
Total current assets	13,690	10,557

Property and equipment, net	1,674	1,404
Operating lease assets	618	—
Goodwill	618	618
Intangible assets, net	49	45
Deferred income tax assets	548	560
Other assets	118	108
Total assets	$17,315	$13,292

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$687	$511
Accrued and other current liabilities	1,097	818
Total current liabilities	1,784	1,329

Long-term debt	1,991	1,988
Long-term operating lease liabilities	561	—
Other long-term liabilities	775	633
Total liabilities	5,111	3,950

Shareholders' equity	12,204	9,342
Total liabilities and shareholders' equity	$17,315	$13,292

NVIDIA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)
	Three Months Ended		Twelve Months Ended
	January 26,	January 27,	January 26,	January 27,
	2020	2019	2020	2019
Cash flows from operating activities:
Net income	$950	$567	$2,796	$4,141
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation expense	220	156	844	557
Depreciation and amortization	106	78	381	262
Deferred income taxes	23	(345)	18	(315)
Other	—	(10)	5	(45)
Changes in operating assets and liabilities:
Accounts receivable	(202)	794	(233)	(149)
Inventories	66	(156)	597	(776)
Prepaid expenses and other assets	22	13	77	(55)
Accounts payable	104	(359)	194	(135)
Accrued and other current liabilities	157	109	54	256
Other long-term liabilities	19	51	28	2
Net cash provided by operating activities	1,465	898	4,761	3,743
Cash flows from investing activities:
Proceeds from maturities of marketable securities	—	964	4,744	7,232
Proceeds from sales of marketable securities	2	314	3,365	428
Purchases of marketable securities	—	(1,036)	(1,461)	(11,148)
Purchases of property and equipment and intangible assets	(144)	(203)	(489)	(600)
Investments and other, net	(9)	—	(14)	(9)
Net cash provided by (used in) investing activities	(151)	39	6,145	(4,097)
Cash flows from financing activities:
Payments related to repurchases of common stock	—	(724)	—	(1,579)
Repayment of Convertible Notes	—	(3)	—	(16)
Dividends paid	(98)	(98)	(390)	(371)
Proceeds related to employee stock plans	2	3	149	137
Payments related to tax on restricted stock units	(87)	(50)	(551)	(1,032)
Other	—	(4)	—	(5)
Net cash used in financing activities	(183)	(876)	(792)	(2,866)
Change in cash and cash equivalents	1,131	61	10,114	(3,220)
Cash and cash equivalents at beginning of period	9,765	721	782	4,002
Cash and cash equivalents at end of period	$10,896	$782	$10,896	$782

NVIDIA CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In millions, except per share data)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	January 26,	October 27,	January 27,	January 26,	January 27,
	2020	2019	2019	2020	2019

GAAP gross profit	$2,015	$1,916	$1,207	$6,768	$7,171
GAAP gross margin	64.9%	63.6%	54.7%	62.0%	61.2%
Stock-based compensation expense (A)	12	15	6	39	27
Legal settlement costs	3	—	21	14	35
Non-GAAP gross profit	$2,030	$1,931	$1,234	$6,821	$7,233
Non-GAAP gross margin	65.4%	64.1%	56.0%	62.5%	61.7%

GAAP operating expenses	$1,025	$989	$913	$3,922	$3,367
Stock-based compensation expense (A)	(208)	(208)	(150)	(805)	(530)
Acquisition-related and other costs	(7)	(7)	(1)	(30)	(2)
Legal settlement costs	—	—	(7)	(1)	(9)
Non-GAAP operating expenses	$810	$774	$755	$3,086	$2,826

GAAP income from operations	$990	$927	$294	$2,846	$3,804
Total impact of non-GAAP adjustments to income from operations	230	229	185	889	603
Non-GAAP income from operations	$1,220	$1,156	$479	$3,735	$4,407

GAAP other income	$26	$32	$30	$124	$92
Losses (Gains) from non-affiliated investments	—	—	(1)	1	(12)
Interest expense related to amortization of debt discount	—	1	—	2	2
Non-GAAP other income	$26	$33	$29	$127	$82

GAAP net income	$950	$899	$567	$2,796	$4,141
Total pre-tax impact of non-GAAP adjustments	230	230	184	890	593
Income tax impact of non-GAAP adjustments (B)	(8)	(26)	(25)	(106)	(223)
Tax benefit from income tax reform	—	—	(230)	—	(368)
Non-GAAP net income	$1,172	$1,103	$496	$3,580	$4,143

	Three Months Ended			Twelve Months Ended
	January 26,	October 27,	January 27,	January 26,	January 27,
	2020	2019	2019	2020	2019
Diluted net income per share
GAAP	$1.53	$1.45	$0.92	$4.52	$6.63
Non-GAAP	$1.89	$1.78	$0.80	$5.79	$6.64

Weighted average shares used in diluted net income per share computation
GAAP	621	618	619	618	625
Anti-dilution impact from note hedge	—	—	—	—	(1)
Non-GAAP	621	618	619	618	624

GAAP net cash provided by operating activities	$1,465	$1,640	$898	$4,761	$3,743
Purchase of property and equipment and intangible assets	(144)	(104)	(203)	(489)	(600)
Free cash flow	$1,321	$1,536	$695	$4,272	$3,143

(A) Stock-based compensation consists of the following:
	Three Months Ended			Twelve Months Ended
	January 26,	October 27,	January 27,	January 26,	January 27,
	2020	2019	2019	2020	2019
Cost of revenue	$12	$15	$6	$39	$27
Research and development	$140	$141	$99	$540	$336
Sales, general and administrative	$68	$67	$51	$265	$194

(B) Income tax impact of non-GAAP adjustments, including the recognition of excess tax benefits or deficiencies related to stock-based compensation under GAAP accounting standard (ASU 2016-09).

NVIDIA CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP OUTLOOK

Q1 FY2021 Outlook
GAAP gross margin	65.0%
Impact of stock-based compensation expense	0.4%
Non-GAAP gross margin	65.4%

Q1 FY2021 Outlook
(In millions)
GAAP operating expenses	$1,045
Stock-based compensation expense, acquisition-related costs, and other costs	(210)
Non-GAAP operating expenses	$835